UNCOMMON INVESTMENT FUNDS TRUST

Fund	Ticker Symbol	Principal Listing Exchange
Uncommon Generosity 50 Equity ETF (“UGEN”)	UGEN	NYSE Arca
Uncommon Portfolio Design Core Equity ETF (“UGCE”)	UGCE	NYSE Arca

Supplement dated June 27, 2022 to the Funds’ Prospectus and

Statement of Additional Information (“SAI”) dated April 30, 2022

This Supplement provides new and additional information beyond that contained in, and should be read in conjunction with, the Funds’ Prospectus and SAI

The Uncommon Generosity 50 Equity ETF has not commenced operations and is not currently offered for sale.

As a result of current market conditions, the proposed transaction described in the Prospectus in the section entitled “DETAILS ABOUT THE FUNDS – MANAGEMENT OF THE FUND” under the heading “Proposed Transaction” and in the SAI in the section entitled “INVESTMENT ADVISORY AND OTHER SERVICES” under the heading “Investment Advisor” will not close. Accordingly, all references to the proposed transaction in the Prospectus and SAI are hereby deleted. Uncommon Investment Advisors LLC will remain as investment adviser to UGEN and UGCE, and Portfolio Design Advisors, Inc. will remain as investment sub-adviser to UGCE.

The Board of Trustees of the Trust will meet to consider appropriate next steps with respect to UGEN and UGCE.

This Supplement and the Funds’ Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. These documents are available upon request and without charge by calling the Funds at 1-888-291-2011.